                                                                    EXHIBIT 10.3

                                                               EXECUTION VERSION

                                SECOND AMENDMENT
                                       TO
                             SECURED LOAN AGREEMENT

            This Second Amendment (the "Second Amendment") to Secured Loan Agreement is entered into by and between NEXTEL INTERNATIONAL, INC. (the "Company") and MOTOROLA CREDIT CORPORATION (referred to herein as the "Creditor" or "MCC").

                              W I T N E S S E T H:

            WHEREAS, the Company has heretofore entered into a Secured Loan Agreement, dated as of December 16, 1999 with the Creditor and with MCC in its capacities as collateral agent (in such capacity, the "Collateral Agent") and as administrative agent (in such capacity, the "Administrative Agent") (as heretofore amended, modified or supplemented, the "Financing Agreement"; capitalized terms used herein and not otherwise defined herein having the meanings assigned thereto in the Financing Agreement);

            WHEREAS, the Company has requested that the Creditor agree to certain amendments to the Financing Agreement; and

            WHEREAS, subject to the terms and conditions set forth herein, the Creditor is willing to undertake certain amendments to the Financing Agreement.

            NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Company and the Creditor hereby agree as follows:

            SECTION 1.  AMENDMENTS.

            Upon the satisfaction by the Company of the conditions precedent set forth in Section 2 below, and in reliance on the warranties of the Company set forth in Section 3 below, the Financing Agreement is hereby amended as follows:

            1.1 Effective as of January 1, 2001, the definition of "Maturity Date" in Section 1.1 of the Financing Agreement is hereby amended and restated in its entirety as follows:

                  " "Maturity Date" means June 30, 2003, provided, if such date is not a Business Day, then the Maturity Date shall be the immediately preceding Business Day."

            1.2 Schedule 1.1(e) to the Financing Agreement is hereby deleted and replaced with Schedule 1.1(e) (Target Cumulative Subscribers) attached hereto.


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            1.3   The term "Borrowing Affiliate" shall be deemed to have the meaning under the Financing Agreement which is given to such term under the MEFA as of the date of this Second Amendment (assuming the effectiveness of the Fourth Amendment thereto).

            1.4 Clauses (a), (b) and (c) of Section 7.15 of the Financing Agreement are hereby amended and restated in their entirety as follows:

                  "(a) a ratio of Indebtedness to EBITDA of not greater than the ratios set forth below, measured at the end of each fiscal quarter of the Company commencing with the fiscal quarter ending September 30, 2002:

              Quarter end date             Maximum Indebtedness to EBITDA
              9/30/02                      169.6: 1
              12/31/02                     51.0 : 1
              3/31/03                      27.0 : 1

                  (b) The product of (i) four times (ii) EBITDA, measured for the most recently ended fiscal quarter commencing with the fiscal quarter ending December 31, 2000, of not less than the amount on the quarter end dates set forth below:

              Quarter end date           Minimum EBITDA
              ----------------           --------------
              12/31/00                   (207,000,000)
              3/31/01                    (176,000,000)
              6/30/01                    (176,000,000)
              9/30/01                    (102,000,000)
              12/31/01                    (60,000,000)
              3/31/02                     (31,000,000)
              6/30/02                      (8,000,000)
              9/30/02                      17,000,000
              12/31/02                     56,000,000
              3/31/03                     105,000,000

                  (c) Notwithstanding anything herein to the contrary
            (including, without limitation, the provisions of Section 10.1 hereof), a breach of Section 7.15(a) or Section 7.15(b) hereof as of any quarter end date shall not constitute an

            Event of Default hereunder unless the Aggregate Subscribers as of the end of such quarter were less than the "Total Ending Consolidated Digital Subscribers" set forth opposite the quarter end dates set forth in Schedule 1.1(e)."

            SECTION 2.  CONDITIONS.

            As conditions precedent to the effectiveness of the Second Amendment, each of the following shall have occurred:

             2.1 the Company shall have delivered to the Creditor the Second Amendment, duly executed and delivered and appropriately dated and in form and substance satisfactory to the Creditor;

            2.2 the Creditor shall have received an opinion of counsel for the Company with respect to this amendment, reasonably acceptable to the Creditor, and shall, within 30 days of the date hereof, receive an opinion of Canadian counsel to the Company with respect to the collateral in respect of the obligations of the Company under the Financing Agreement, as amended by this amendment;

             2.3 the Creditor shall have received within 10 Business Days of the date hereof a binding commitment, reasonably acceptable to the Creditor, with respect to the purchase by the Company and its affiliates of minimum amounts of goods and services from the Creditor or its affiliates;

             2.4 all necessary consents to the Second Amendment have been obtained from third parties, including assignees of the Creditor and insurers of the payment of Advances; and

            2.5 the Company shall have delivered such other documents as the Creditor may reasonably request;

      it being understood and agreed that the failure to satisfy either of the conditions in paragraphs 2.2 and 2.3 above in the time periods specified shall result in the Second Amendment being void ab initio and of no force and effect.


            SECTION 3. REPRESENTATIONS AND WARRANTIES.

      To induce the Creditor to enter into the Second Amendment, the Company hereby represents and warrants to the Creditor as of the date hereof (and shall be deemed to represent and warrant as of the initial date of effectiveness of this Second Amendment) that:

            3.1 The representations and warranties contained in the Financing Agreement and the other Credit Documents are true and correct in all material respects on and as of the


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
      date hereof, except for representations and warranties that speak as of a particular date, in which case such representations and warranties are true as of such date;

            3.2 There has been no Material Adverse Effect since September 30, 2000;

            3.3 The consolidated audited balance sheets of the Company and its Subsidiaries and consolidated statements of operations, changes in stockholders' equity and cash flows of the Company and its Subsidiaries each as of December 31, 1999, and all other information and data heretofore furnished by the Company, or any agent of the Company on behalf of the Company to the Creditor, including, the quarterly (each as at September 30, 2000) consolidated balance sheets and consolidated statements of operations, changes in stockholders' equity and cash flows, have been prepared in accordance with GAAP and fairly present the condition and results of operations of the Company and its Subsidiaries as of such dates or for such periods;

            3.4 Each Credit Party has made all material required contributions under the Plans for all periods through and September 30, 2000, or adequate accruals therefor have been provided for in the financial statements referenced in paragraph 3.3 above;

            3.5 The actuarial value of vested benefits required to be funded by each Credit Party, or with respect to which such Credit Party is liable, under the Plans, determined using the actuarial methods and assumptions used by the relevant Plan's actuary as of the last valuation date for which an actuarial valuation was completed to determine such Plan's funded status, did not as of the last valuation date as of which an actuarial valuation has been completed, which in the case of any individual Plan was not earlier than January 1, 2000, exceed the actuarial value of the assets of the Plans allocable to such vested and non-vested benefits by a material amount; and

            3.6 After giving effect to the Second Amendment, no Default or Event of Default has occurred and is continuing and all of the guarantees and Security Documents shall be in full force and effect with the same priority (and with no need for any additional agreements, instruments or filings to preserve the effectiveness or priority) as in effect immediately prior to the Second Amendment.

            SECTION 4. GENERAL.

                  4.1 Reservation of Rights. The Company acknowledges and agrees that the execution and delivery of the Second Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Creditor to forbear or execute similar amendments under the same or similar circumstances in the future, or (ii) as a waiver by the Creditor of any covenant, condition, term or provision of the Financing Agreement or any of the other Credit Documents, and the failure of the Creditor to require strict performance by the Company or any other Credit Party of any provision thereof shall not waive, affect or diminish any right of the Creditor to thereafter demand strict compliance therewith. The Creditor hereby reserves all


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
            rights granted under the Financing Agreement, the other Credit Documents and the Second Amendment.

            4.2 Full Force and Effect. As hereby modified, the Financing Agreement and each of the other Credit Documents shall remain in full force and effect and each is hereby ratified, approved and confirmed in all respects.

            4.3 Affirmation. The Company hereby affirms its obligations under
            Section 4 of the Financing Agreement and agrees to pay on demand all reasonable costs and expenses of the Creditor in connection with the preparation, execution and delivery of the Second Amendment and all instruments and documents delivered in connection herewith.

            4.4 Successors and Assigns. The Second Amendment shall be binding upon and shall inure to the benefit of the Company, the Creditor and the respective successors and assigns of the Company and the Creditor.

            4.5 Counterparts. The Second Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Second Amendment.

                                    * * * * *


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
      IN WITNESS WHEREOF, the Company and the Creditor have executed this Second Amendment as of the 19th day of February, 2001.



                                    COMPANY:


                                    NEXTEL INTERNATIONAL, INC.

                                    By: /s/ Robert J. Gilker
                                        ---------------------------------
                                    Name  Robert J. Gilker
                                          -------------------------------
                                    Title: Vice President & General Counsel
                                          -------------------------------

                                    CREDITOR:

                                    MOTOROLA CREDIT CORPORATION


                                    By:   /s/ Gary B. Tatje
                                        ---------------------------------
                                    Name:     Gary B. Tatje
                                          -------------------------------
                                    Title:    Vice President
                                          -------------------------------


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
                                 Schedule 1.1(e)


                  TOTAL ENDING
                   CONSOLIDATED
                DIGITAL SUBSCRIBERS
4Q00                  538,496
1Q01                  632,146
2Q01                  720,267
3Q01                  814,645
4Q01                  915,566
1Q02                1,022,001
2Q02                1,134,497
3Q02                1,252,623
4Q02                1,374,215
1Q03                1,492,409


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